                           --SCHEDULE 14A TEMPLATE--
===============================================================================
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                                               \        OMB APPROVAL          \
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                     -------------------       \  Expires:  January 31, 2002  \
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                                               \  hours per response....13.12 \
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        EMONS TRANSPORTATION GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                        EMONS TRANSPORTATION GROUP, INC.
                             96 South George Street
                          York, Pennsylvania 17401-1436

Dear Stockholder:

         On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Emons Transportation Group, Inc. ("Company") to be held at 9:00 a.m., local time, on November 15, 2001 at The Yorktowne Hotel, 48 East Market Street, York, Pennsylvania 17401 ("Meeting").

         I look forward to greeting you personally. The accompanying Proxy Statement describes the matters to be acted on at the Meeting, and I urge you to read it carefully.

         At the Meeting, you will be asked to elect seven directors, each for a one-year term expiring in 2002, and to ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company. The Board of Directors believes that the election of the seven directors and the appointment of Arthur Andersen LLP as independent public accountants are in the best interests of all stockholders and has unanimously recommended that you vote "FOR" both proposals and in accordance with the Board's recommendation on such other matters as may be submitted to you for a vote at the Meeting.

         Your vote is very important, regardless of the number of shares you own. Please sign, date, and return the enclosed proxy card in the postage-paid envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Meeting.

                                                     Sincerely,



                                                     Robert Grossman
                                                     Chairman, President
                                                     and Chief Executive Officer

York, Pennsylvania
October 15, 2001

                        EMONS TRANSPORTATION GROUP, INC.
                             96 South George Street
                          York, Pennsylvania 17401-1436

                               ___________________

                          NOTICE OF 2001 ANNUAL MEETING
                                 OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 15, 2001

                               ___________________

TO THE STOCKHOLDERS OF EMONS TRANSPORTATION GROUP, INC.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Emons Transportation Group, Inc. ("Company") will be held on Thursday, November 15, 2001, at 9:00 a.m., local time ("Meeting"), at The Yorktowne Hotel, 48 East Market Street, York, Pennsylvania 17401, for the following purposes:

         (1) To elect seven directors of the Company to serve for the ensuing year and until their successors are elected and qualified;

         (2) To ratify the appointment of Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company for its 2002 fiscal year; and

         (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Provision is made on the enclosed proxy card for your direction as to the matters set forth as items 1 and 2 above.

         Only holders of the Company's Common Stock of record and holders of Common Stock represented by the Company's former preferred stock not yet delivered for exchange into Common Stock at the close of business on September 28, 2001 are entitled to receive notice of and to vote at the Meeting and at all adjournments thereof.

         A copy of the Company's Proxy Statement and Annual Report to Stockholders for the year ended June 30, 2001 is enclosed herewith.

         You are cordially invited to attend the Meeting in person. If you would like to attend the Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of your shares. You must also bring a form of personal identification. Whether or not you plan to attend the Meeting in person, you are urged to fill out, sign and mail promptly the enclosed proxy in the accompanying envelope on which no postage is required if mailed in the United States. If you attend the Meeting, you may vote either in person or by proxy.

                                            By Order of the Board of Directors,

                                            ____________________________________
                                            Scott F. Ziegler
                                            Secretary

York, Pennsylvania
October 15, 2001

                        EMONS TRANSPORTATION GROUP, INC.
                             96 South George Street
                          York, Pennsylvania 17401-1436

                             _______________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 15, 2001

                             _______________________


                                  SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (sometimes hereinafter referred to as the "Board") of Emons Transportation Group, Inc. ("Company"), to be voted at the Annual Meeting of Stockholders of the Company, to be held on November 15, 2001 ("Meeting"), at 9:00 a.m., local time, at The Yorktowne Hotel, 48 East Market Street, York, Pennsylvania 17401, and at any postponement or adjournments thereof, for the purposes set forth in the foregoing notice of the Meeting. The approximate date of mailing of this Proxy Statement and the enclosed proxy is October 15, 2001.

     Solicitation will be primarily by mail but may also be made by personal interview or by telephone, in each case by officers and regular employees of the Company who will not be additionally compensated. The Company will request persons such as brokers, nominees and fiduciaries, holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and request authority for the execution of the proxy. The total cost of soliciting proxies will be borne by the Company.

                                     VOTING

     The Board has fixed the close of business on September 28, 2001 as the record date ("Record Date") for determination of stockholders entitled to notice of, and to vote at, the Meeting ("Stockholders"). On the Record Date, there were 7,078,304 shares of common stock, par value $.01 per share ("Common Stock"), outstanding and no shares of preferred stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote at the Meeting. Stockholders are not entitled to cumulate their votes on any matter considered at the Meeting. The presence at the Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding and entitled to vote at the Meeting on the Record Date constitutes a quorum for the transaction of business by the Stockholders at the Meeting. The election of directors shall be determined by the vote of the holders of a plurality of the shares present in person or by proxy and entitled to vote at the Meeting. With respect to any other matter properly brought before the Meeting or any adjournment thereof, the vote required for approval shall be the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting.

     Under Delaware law, shares represented at the Meeting that reflect abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on such matter. For the purpose of computing the vote required for approval of matters to be voted on at the Meeting, shares held by Stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on a matter and, thus, an abstention has the same legal effect as a vote against a matter. Abstentions, however, will have no effect on the election of directors of the Company. In the case of a broker non-vote as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, will not be counted for or against the matter and will not affect the percentage of votes needed for approval.

     The holder of 1,924,902 shares of Common Stock (or approximately 27% of the outstanding Common Stock) has advised the Company that it intends to vote such shares, in person or by proxy, proportionally in accordance with the votes cast on each matter by the other holders of the outstanding Common Stock. This holder holds such shares as escrow agent ("Escrow Agent") for and on behalf of (i) holders of claims against and interests in Emons Industries, Inc. ("Industries"), a wholly-owned subsidiary of the Company, pursuant to the Second Amended and Restated Joint Plan of Reorganization of Industries and ET Railcar Corporation dated November 10, 1986 ("Industries Reorganization Plan") and (ii) holders of claims against the Maryland and Pennsylvania Railroad Company ("MPA") (formerly a wholly-owned subsidiary of the Company, which merged with another wholly-owned subsidiary of the Company, Yorkrail, Inc., on December 1, 1999 to form York Railway Company), pursuant to a Settlement Agreement dated as of December 19, 1986 among MPA and certain secured creditors of MPA. In such capacity the Escrow Agent has the right to vote such shares. See "PRINCIPAL STOCKHOLDERS OF THE COMPANY."

     Proxies in the enclosed form are solicited by the Board of Directors of the Company in order to provide every Stockholder an opportunity to vote on all matters scheduled to come before the Meeting, whether or not the Stockholder attends in person. If proxies in the enclosed form are properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the Stockholder's directions. In the absence of specific directions, properly executed proxies will be voted "FOR" the election of seven directors and "FOR" the ratification of the appointment of Arthur Andersen LLP as independent public accountants. A Stockholder who submits a proxy may revoke it at any time prior to the voting of the proxy by written notice to the Secretary of the Company or by attending the Meeting and voting such Stockholder's shares in person.

                              ELECTION OF DIRECTORS

     The bylaws of the Company provide that the number of directors of the Company shall be determined by the Board of Directors. The Board has set the number of directors at seven. The directors are to be elected at the Meeting by the holders of Common Stock, each for a one-year term expiring in 2002. The directors serve until their successors have been elected and qualified. It is intended that, unless authorization to do so is withheld, the proxies will be voted "FOR" the election of the nominees named below. All of the seven nominees are now directors of the Company. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. However, if any nominee shall become unable to stand for election as a director at the Meeting, an event not now anticipated by the Board, the proxy will be voted for a substitute designated by the Board.

     The nominees are listed on the following pages with brief statements of their principal occupations and other information. All of the nominees for director named below were elected by the Stockholders to their present terms as directors at the annual meeting of stockholders in 2000.

     The Board of Directors recommends a vote "FOR" the election of each director.

                                                                                         Director
           Nominee              Age                Principal Occupation                   Since
           -------              ---                --------------------                   -----
Michael J. Blake                 58       Chairman of Rochester Ventures, LLC,             1997
                                          RapTel Communications, LLC and Vallon, Inc.

Robert Grossman                  60       Chairman of the Board, President and             1972*
                                          Chief Executive Officer of the Company

Kimberly A. Madigan              45       Vice President, Human Resources for              1995
                                          Canadian National Railway U.S. Operations

Robert J. Smallacombe            68       President and Chief Executive Officer of         1983*
                                          Executive Advisory Group Ltd.

Alfred P. Smith                  47       Vice President, Locomotive Marketing for         1992
                                          GATX Rail, "a division of GATX Financial
                                          Corporation"

Dean H. Wise                     47       Partner of Norbridge, Inc.                       1996

Scott F. Ziegler                 45       Senior Vice President, Chief Financial           1997
                                          Officer and Secretary of the Company

     * Date includes periods served as director of Industries prior to the creation of the Company in 1986.

     Michael J. Blake. Mr. Blake has been Chairman of Rochester Ventures, LLC, an investment firm located in Rochester, MN, since July 2001, Chairman of RapTel Communications, LLC, a long distance telephone service provider located in Rochester, MN, since November 1999, and Chairman of Vallon, Inc., a website developer located in Minneapolis, MN, since November 1995. Mr. Blake was Chairman of Robinson, Blake, George & Danzis, Inc., an investment firm located in Minneapolis, MN, from December 1992 to December 1999, Chairman of MedVision, Inc., an imaging company located in Minneapolis, MN, from April 1994 to December 1999, Chairman of EdView, Inc., an internet software developer located in Minneapolis, MN, from January 1997 to December 1999 and director of the Minneapolis Grain Exchange, a futures exchange, located in Minneapolis, MN, from October 1990 to October 1998.

     Robert Grossman. Mr. Grossman, who devotes all of his business time to the affairs of the Company, has been a director and the Chairman of the Board and Chief Executive Officer of the Company since its inception in December 1986 and was President of the Company until September 1996. In September 1997, Mr. Grossman reassumed the position of President of the Company. He is now, and for more than five years (or since inception, for those companies formed within the past five years) has been, the Chairman of the Board, President, or Chief Executive Officer of each direct and indirect wholly-owned subsidiary of the Company except for Emons Finance Corp. Mr. Grossman has held various offices with the Company or its subsidiaries since 1971.

     Kimberly A. Madigan. Ms. Madigan has been Vice President, Human Resources for Canadian National Railway U.S. Operations located in Chicago, IL, since May 1999. Ms. Madigan was a Principal of Chambers, Conlon & Hartwell, a company which consults on transportation and government relations issues located in Washington, DC, from December 1993 to April 1999. Ms. Madigan also served as the President of the National Railroad Construction and Maintenance Association located in Washington, DC, from September 1996 until April 1999. Ms. Madigan was a member of the National Mediation Board located in Washington, DC, which directs the actions and policies of the government agency charged with the administration of the Railway Labor Act, from

August 1990 to July 1992 and Chairman of the National Mediation Board located in Washington, DC, from July 1992 to December 1993.

     Robert J. Smallacombe. Mr. Smallacombe has been President and Chief Executive Officer of Executive Advisory Group Ltd., a consulting and management services firm located in Hobe Sound, FL, since March 1986. Mr. Smallacombe has been a director of Allied Devices Corporation, located in Baldwin, NY, since July 1996. From June 1996 through May 1997, Mr. Smallacombe had served as a director for Northstar Rehabilitation, Inc., located in Indiana, PA, and as Chairman of its Audit Committee. He also served as its Chief Executive Officer from April through May 1997.

     Alfred P. Smith. Mr. Smith has been Vice President, Locomotive Marketing for GATX Rail, "a division of GATX Financial Corporation," located in San Francisco, CA, since November 1998. Mr. Smith was General Manager, Network Operations of Canadian National Railway Company located in Edmonton, Alberta, Canada, from August 1998 until November 1998 and was Assistant Chief of Transportation of Canadian National Railway Company from September 1997 until August 1998. Mr. Smith was the President and Chief Operating Officer of the Company from September 1996 to September 1997 and the President of the Maryland and Pennsylvania Railroad Company from January 1987 to September 1997 and of Yorkrail, Inc. from November 1987 to September 1997. Mr. Smith was the President and Chief Operating Officer of Maine Intermodal Transportation, Inc. from September 1994 to September 1997 and the St. Lawrence & Atlantic Railroad Company from May 1989 to September 1997. Mr. Smith was Executive Vice President of the Company from September 1992 to September 1996 and was Vice President of the Company from January 1987 to September 1992.

     Dean H. Wise. Mr. Wise has been a Partner with Norbridge, Inc. (formerly Carlisle, Fagan, Gaskins & Wise, Inc.), a management consulting firm based in Concord, MA, specializing in transportation and logistics services, since April 1995. Mr. Wise held various positions, the last of which was Vice President, at Mercer Management Consulting, Inc., a management consulting firm located in Lexington, MA, from July 1983 until March 1995.

     Scott F. Ziegler. Mr. Ziegler has been Senior Vice President, Chief Financial Officer and Secretary of the Company since June 2001. Mr. Ziegler was Senior Vice President and Chief Financial Officer, Controller and Secretary of the Company from September 1998 until June 2001, Vice President, Finance, Controller and Secretary of the Company from September 1996 until September 1998, and Vice President, Controller and Secretary of the Company from January 1993 until September 1996. Mr. Ziegler has been Senior Vice President, Chief Financial Officer and Secretary of each direct and indirect wholly-owned subsidiary of the Company except for Emons Finance Corp. since June 2001, was Senior Vice President and Chief Financial Officer, Controller and Secretary of each direct and indirect wholly-owned subsidiary of the Company except for Emons Finance Corp. since November 1998 (or since inception, for those companies formed from November 1998 until June 2001), was Vice President, Finance, Controller and Secretary of each of the Company's subsidiaries except for Emons Finance Corp. from November 1996 until November 1998 (or since inception for those companies formed between November 1996 and November 1998), and was Vice President, Controller and Secretary of each of the Company's subsidiaries from January 1993 to November 1996.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has three standing committees: an Audit Committee, a Management Compensation Committee and an Executive Committee. The Company currently has no standing Nominating Committee. A director can be nominated by the Board or by a Stockholder by written notice to the Secretary of the Company no later than June 11, 2002 for nominees to be elected at the 2002 Annual Meeting. Stockholder nominations received by the Company after June 11, 2002 will be considered untimely.

     Audit Committee. The Audit Committee is charged with recommending appointment of the independent auditors, consulting with the independent auditors, and reviewing the results of independent audits and the audit report with the independent auditors engaged by the Company. Further, the Audit Committee is empowered to make independent investigations and inquiries into all financial reporting or other financial matters of the Company, as it deems necessary. The members of the Audit Committee are Kimberly A. Madigan, Robert J. Smallacombe and Dean H. Wise.

     Management Compensation Committee. The Management Compensation Committee reviews, and recommends to the Board of Directors, the compensation of executive officers of the Company and reviews and recommends to the Board of Directors the adoption of any compensation plans in which officers are eligible to participate. The Management Compensation Committee also administers the Company's 1996 and 1986 Stock Option Plans, the Incentive Compensation Plan, the Profit Sharing Plans and the 1991 Restricted Stock Plan, and is responsible for all compensation issues. The members of the Management Compensation Committee are Kimberly A. Madigan, Robert J. Smallacombe and Dean H. Wise.

     Executive Committee. The Executive Committee has general authority over the supervision and direction of the finances and business of the Company and has the power and authority of the Board of Directors, except as limited by the Company's Certificate of Incorporation, in the management of the business and affairs of the Company between meetings of the Board of Directors. The members of the Executive Committee are Robert Grossman, Kimberly A. Madigan and Scott F. Ziegler.

     During the fiscal year ended June 30, 2001, the Board of Directors of the Company held four regularly scheduled meetings and two teleconference meetings. The Management Compensation Committee held four regularly scheduled meetings, two teleconference meetings, and once adopted resolutions via unanimous written consent. The Audit Committee held two regularly scheduled meetings and the Executive Committee held no meetings. Each director who is standing for re-election attended 100% of the aggregate number of meetings of the Board of Directors and of the committees of the Board on which they served except Ms. Madigan and Mr. Smith, who each missed one meeting of the Board of Directors.

     Directors' Compensation. The Company currently pays each director who is not a full-time employee of the Company an annual retainer of $10,000 and a fee of $500 for each Board meeting attended or committee meeting attended which is not held on the same day as a Board meeting. A fee of $250 is paid to each director who is not a full-time employee for each telephonic Board meeting attended and for each committee meeting held the same day as a meeting of the Board.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company:

          Name          Age                     Principal Position with the Company
          ----          ---                     -----------------------------------
Robert Grossman         60        Chairman of the Board, President and Chief Executive Officer of the
                                  Company and Chairman or President of each of its direct and indirect wholly-owned subsidiaries except for Emons Finance Corp.

Scott F. Ziegler        45        Senior Vice President, Chief Financial Officer and Secretary of the
                                  Company and each of its direct and indirect wholly-owned subsidiaries except for Emons Finance Corp.

Michael T. Chilson      50        Vice President of the Company, President and Chief Operating Officer of
                                  Maine Intermodal Transportation, Inc., St. Lawrence & Atlantic Railroad
                                  Company and St. Lawrence & Atlantic Railroad (Quebec) Inc., and
                                  President of SLR Leasing Corp.

Phillip A. DuPont       60        Vice President of the Company and Emons Railroad Group, Inc., and
                                  President and Chief Operating Officer of York Railway Company, Maryland
                                  and Pennsylvania Railroad, LLC, Yorkrail, LLC, Penn Eastern Rail Lines,
                                  Inc. and Emons Logistics Services, Inc.

     Robert Grossman. For information regarding Mr. Grossman, see "ELECTION OF DIRECTORS," above.

     Scott F. Ziegler. For information regarding Mr. Ziegler, see "ELECTION OF DIRECTORS," above.

     Michael T. Chilson. Mr. Chilson has been a Vice President of the Company since May 2001, President and Chief Operating Officer of Maine Intermodal Transportation, Inc., St. Lawrence & Atlantic Railroad Company and St. Lawrence & Atlantic Railroad (Quebec) Inc. since May 2001, and President of SLR Leasing Corp. since May 2001. Mr. Chilson was President and/or Vice President of various operating companies of OmniTRAX, Inc., a short line railroad holding company, from 1994 to May 2001.

     Phillip A. DuPont. Mr. DuPont has been a Vice President of the Company since September 1997, Vice President of Emons Railroad Group, Inc. since November 1997, President and Chief Operating Officer of Penn Eastern Rail Lines, Inc. and Emons Logistics Services, Inc. since June 1998, and President and Chief Operating Officer of York Railway Company, Maryland and Pennsylvania Railroad, LLC and Yorkrail, LLC since December 1999. Mr. DuPont was President and Chief Operating Officer of the Maryland and Pennsylvania Railroad Company and Yorkrail, Inc. from June 1998 to December 1999. Mr. DuPont was Vice President of the Maryland and Pennsylvania Railroad Company, Yorkrail, Inc. and Emons Logistics Services, Inc. from September 1997 until June 1998 and was Vice President, Marketing of Penn Eastern Rail Lines, Inc. from November 1997 until June 1998. Mr. DuPont was Logistics Manager of the Company from November 1996 to September 1997. Mr. DuPont was a self-employed transportation consultant from May 1996 to November 1996, with a business address of Malvern, PA. Mr. DuPont was employed by Conrail and its predecessors for over thirty years and his last positions held at Conrail were Manager of Customer Development from September 1995 to May 1996, with a business address of Albany, NY, and Account Executive from January 1994 to February 1995, with a business address of Philadelphia, PA.

     The term of office of each officer expires at the first meeting of directors of the Company following the Meeting.

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation earned in each of the Company's last three fiscal years by the Chief Executive Officer and the other executive officers of the Company or its subsidiaries, whose cash compensation exceeded $100,000 during the fiscal year ended June 30, 2001 (a "Named Executive Officer"):

                                                                               --------------------------------------
                                                                                      Long-Term Compensation
                                   ------------------------------------------- --------------------------------------
                                                Annual Compensation                     Awards              Payouts
------------------------------------------------------------------------------ ----------------------------------------------------
                                                                               Restricted    Securities                 All Other
                                                               Other Annual       Stock      Underlying      LTIP        Compen-
   Name and Principal      Fiscal     Salary        Bonus      Compensation     Award(s)      Options/      Payouts       Sation
        Position            Year       ($)           ($)            ($)            ($)         SARs(#)        ($)          ($)
-------------------------- ------- ------------- ------------ ---------------- ------------ -------------- ---------- -------------
Robert Grossman,
Chairman, President and       2001   250,000         69,672            *               -/1/            -         -        23,490/2/
Chief Executive Officer
                              2000   250,000         25,000            *               -          50,000         -        25,196

                              1999   250,000        175,000            *               -               -         -        21,896
-------------------------- -------   -------   ------------   ----------------   -------         -------   -------   -----------

Scott F. Ziegler,             2001   144,815         34,139            *               -/3/            -         -         9,364/4/
Senior Vice
President, Chief              2000   137,310         11,375            *               -          20,000         -         8,032
Financial Officer and
Secretary                     1999   125,769         64,312            *               -          25,000         -         7,782
--------------------------  -------  -------   ------------   ----------------   -------         -------   -------   -----------

Michael T. Chilson,           2001     9,000/5/           -        2,224/6/       48,125/7/            -         -             -
Vice President
                              2000         -              -            -         -     -               -         -             -

                              1999         -              -            -         -     -               -         -             -
--------------------------  -------  -------   ------------   ----------------   -------         -------   -------   -----------

Phillip A. DuPont,            2001   112,400         36,228            *               -/8/            -         -        15,787/9/
Vice President
                              2000   106,730         27,000            *               -          20,000         -        14,977

                              1999    89,232         36,000            *          40,781          25,000         -        20,652
--------------------------  -------  -------   ------------   ----------------   -------         -------   -------   -----------

* Denotes perquisites and other personal benefits, securities or property the aggregate amount of which does not exceed the lesser of $50,000 or ten percent (10%) of the total of annual salary and bonus reported.

/1/ As of September 28, 2001, Mr. Grossman had 125,000 vested shares of Restricted Common Stock. Based on the closing market price of the Common Stock on June 30, 2001, these shares of Restricted Common Stock were valued at $206,250 in the aggregate.

/2/ During the 2001 fiscal year, the Company paid $5,586 toward life insurance benefits, $5,254 toward long-term disability benefits, $2,637 toward 401(k) benefits and a $9,996 automobile allowance on behalf of Mr. Grossman. In the same period, Mr. Grossman's compensation included $17 of imputed interest, calculated at 8% per annum, on an interest-free loan of $1,516 made to Mr. Grossman by the Company on August 4, 2000, which matured on November 3, 2000.

/3/ As of September 28, 2001, Mr. Ziegler had 35,000 vested shares of Restricted Common Stock. Based on the closing market price of the Common Stock on June 30, 2001, these shares of Restricted Common Stock were valued at $57,750, in the aggregate.

/4/ During the 2001 fiscal year, the Company paid $696 toward life insurance benefits, $364 toward long-term disability benefits, $2,487 toward 401(k) benefits and a $5,770 automobile allowance on behalf of Mr. Ziegler. In the same period, Mr. Ziegler's compensation included $47 of imputed interest, calculated at 8% per annum, on an interest-free loan of $7,800 made to Mr. Ziegler by the Company on July 30, 1999, which matured on July 28, 2000 and an interest-free loan of $1,406 made to Mr. Ziegler by the Company on August 4, 2000 which matured on May 4, 2001.

/5/ Mr. Chilson has been employed with the Company and its subsidiaries since May 2001. The portion of his annual salary earned in the fiscal year ended June 30, 2001 was $9,000, based upon an annual salary of $130,000.

/6/ During the 2001 fiscal year, the Company paid a $1,285 relocation allowance and a $939 automobile allowance on behalf of Mr. Chilson.

/7/ As of September 28, 2001, Mr. Chilson had 5,000 vested and 20,000 unvested shares of Restricted Common Stock. Based on the closing market price of Common Stock on June 30, 2001, these vested and unvested shares of Restricted Common Stock were valued at $41,250, in the aggregate.

/8/ As of September 28, 2001, Mr. DuPont had 29,000 vested and 6,000 unvested shares of Restricted Common Stock. Based on the closing market price of Common Stock on June 30, 2001, these vested and unvested shares of Restricted Common Stock were valued at $57,750, in the aggregate.

/9/ During the 2001 fiscal year, the Company paid $2,676 toward life insurance benefits, $286 toward long-term disability benefits, $2,262 toward 401(k) benefits, a $3,600 relocation allowance and a $6,807 automobile allowance on behalf of Mr. DuPont. In the same period, Mr. DuPont's compensation included $156 of imputed interest, calculated at 8% per annum, on an interest-free loan of $5,009 made to Mr. DuPont by the Company on August 4, 2000, which matured on May 4, 2001.

     No stock appreciation rights were granted to a Named Executive Officer by the Company or its subsidiaries during the fiscal year ended June 30, 2001.

     No awards were made to a Named Executive Officer of the Company or its subsidiaries pursuant to a long-term incentive plan during the fiscal year ended June 30, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------------------
                                                       Individual Grants
--------------------------------------------------------------------------------------------------------------------------
                                                  Percent of
                                Number of           Total
                               Securities        Options/SARs
                               Underlying         Granted to         Exercise or
                               Option/SARs       Employees in        Base Price        Expiration          Grant Date
        Name                   Granted (#)       Fiscal Year          ($/Share)           Date           Present Value/1/
--------------------------------------------------------------------------------------------------------------------------
Michael T. Chilson                 35,000/2/         65.4%              $1.925            5/29/11          $48,759
--------------------------------------------------------------------------------------------------------------------------

/1/ Grant date present value is calculated using the Black-Scholes option-pricing model based on the assumptions that the volatility of the Common Stock is 56.13%, the risk-free rate of return is 5.69%, the dividend yield on the Common Stock is 0% and the time of exercise is 10 years after the grant date.

/2/ Options granted to Mr. Chilson vest over a period of five years.

Year-End Option Values

     The following table sets forth information regarding the number and year-end value of unexercised options held at June 30, 2001 by each of the Named Executive Officers. No stock appreciation rights were exercised by these executives during fiscal year 2001.

      AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND YEAR-END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------------
                                                                 Number of Securities         Value of Unexercised
                                   Shares                       Underlying Unexercised           "In-the-Money"
                                  Acquired                        Options at Fiscal           Options at Fiscal
                                     On           Value               Year-End (#)                 Year-End ($)
        Name                      Exercise (#)  Realized ($)    Exercisable/Unexercisable   Exercisable/Unexercisable/1/
-------------------------------------------------------------------------------------------------------------------------
   Robert Grossman                   -             -                  450,000/-                   $213,450/-
-------------------------------------------------------------------------------------------------------------------------

   Scott F. Ziegler                  -             -                  160,000/-                   $35,625/-
-------------------------------------------------------------------------------------------------------------------------

   Michael T. Chilson                -             -                  -/35,000                       -/-
-------------------------------------------------------------------------------------------------------------------------

   Phillip A. DuPont                 -             -                  110,000/-                      -/-
-------------------------------------------------------------------------------------------------------------------------

/1/ Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts set forth represent the difference between $1.65 per share, the fair market value of the Common Stock issuable upon exercise of options at June 30, 2001, based upon the June 29, 2001 closing price, and the exercise price of the option, multiplied by the applicable number of options.

Report of the Compensation Committee on Executive Compensation

     The Compensation Committee of the Board of Directors ("Committee") has responsibility for matters related to compensation, including compensation policy, approval of salaries, bonuses and other compensation for the Company's executive officers, and for administration of the Company's various compensation and stock plans. The Committee is comprised entirely of independent, non-employee directors.

     Compensation Philosophy. The Committee's executive compensation philosophy is to align executive officer compensation with the business objectives and financial performance of the Company, and with shareholders' interests. The Committee's executive compensation program is designed to enable the Company to attract, motivate and retain highly qualified executive officers, and reward executives for achieving financial, operating and individual objectives that produce a corresponding and direct return to shareholders. The key components of the Company's compensation program include both short-term and long-term incentives, consisting of a base salary, annual incentive bonus awards, and equity participation in the form of stock options and restricted stock. In addition, Mr. Grossman has an Employment Agreement with the Company, and all other executive officers have Change of Control Agreements. Executive officers are also entitled to customary benefits generally available to Company employees including group medical, dental, life and disability insurance, and the Company's 401(k) plan. In the determination of the appropriate levels of compensation, the Committee relies on the recommendation of management, measurement of performance in relation to the Company's business plan that has been approved by the Company's Board of Directors, and compensation paid by comparable railroad companies.

     Base Salary. Base salaries for executive officers are dependent upon the base salaries paid for comparable positions at similar companies, the responsibilities associated with the position held, the experience level of the applicable executive officer, and the past performance of the executive officer. The Committee reviews salaries each year and adjustments may be made at the recommendation of the Company's Chief Executive Officer.

     Incentive Bonus Awards. Incentive bonus awards for executive officers are comprised of a team portion and an individual portion, and generally provide that executive officers can receive maximum incentive bonus awards ranging from 30% to 40% of base salary, depending on the executive, if targeted objectives are achieved. The percentage allocation between the team portion and individual portion also varies by executive officer, and ranges from a 50% team portion for executive officers responsible for the operations of the Company's business units to 75% team portion for other executive officers. The amount of the team portion earned is dependent upon the financial performance of the Company in relation to targets established by the Committee at the beginning of each year. Under the Company's incentive compensation program, executive officers can earn up to double the amount of the team portion for super performance. The amount of the individual portion earned by executive officers responsible for the operations of the Company's business units is partially based upon the financial performance of the respective business units in relation to targets established by the Committee at the beginning of each year, and partially based upon the achievement of other pre-established targets. These executive officers can earn up to double their individual portion for super performance. The amount of the individual portion earned by other executive officers is determined at the discretion of the Committee, taking into consideration the strategic objectives of the Company.

     Stock Option and Restricted Stock Plans. Equity participation is a key component of the Company's compensation program. The objectives of these plans are to retain executive officers and provide motivation to align their financial interests with those of stockholders. The Company maintains two stock option plans, the 1986 Stock Option Plan and the 1996 Stock Option Plan, which are available for executive officers and other key employees of the Company. Options under these plans may be incentive stock options or non-qualified stock options, are granted at fair market value and have multi-year vesting schedules, generally ranging from three to five years, to encourage key employees, including executive officers, to remain in the employ of the Company. The Company has also granted non-qualified stock options to executive officers at fair market value. The Company also maintains a Restricted Stock plan for key employees, including executive officers, awards under which generally vest over a period of five to ten years.

     Compensation of Chief Executive Officer. Mr. Grossman is eligible to participate in the same executive compensation program available to other executive officers. Mr. Grossman's base salary for fiscal 2001 was $250,000, which has not been increased for three years. Mr. Grossman's incentive bonus award for fiscal 2001 totaled $69,672, or approximately 28% of his base salary, including a $44,672 team portion which reflects the Company's financial performance in relation to targets established by the Committee at the beginning of the year, and a $25,000 discretionary individual portion awarded by the Committee. No stock options or restricted stock awards were issued to Mr. Grossman in fiscal 2001.

     Conclusion. The Committee believes that the Company's compensation program for executive officers is competitive and that the program effectively aligns executive compensation to the performance of the Company.

                      MEMBERS OF THE COMPENSATION COMMITTEE

                      Robert J. Smallacombe, Chairman
                      Kimberly A. Madigan
                      Dean H. Wise

Compensation Committee Interlocks and Insider Participation

     During fiscal year 2001, the members of the Company's Compensation Committee were Kimberly A. Madigan, Robert J. Smallacombe, and Dean H. Wise. None of the members of the Compensation Committee are currently or have been officers or employees of the Company or its subsidiaries.

Employment and Termination Agreements

     On December 31, 1989, the Company entered into an Amended and Restated Employment Agreement with Mr. Grossman, which provides for his employment as the Company's Chairman of the Board and Chief Executive Officer. The Amended and Restated Employment Agreement, as subsequently amended by the Board (the "Amended Agreement"), provided for a term that is due to expire on December 31, 2002, with such term to be extended for additional one-year terms unless sixty
(60) days' prior written notice of termination is given by Mr. Grossman or the Company, and also provided for an increase in Mr. Grossman's annual salary. On January 26, 2001, the Company and Mr. Grossman entered into a further amendment to the Amended Agreement which provides that if Mr. Grossman's employment is terminated other than for due cause or disability, he shall be entitled to a payment equal to three times the average annual base salary plus bonus for the three calendar years most recently ended prior to his termination. If, however, Mr. Grossman is terminated by the Company without due cause within one year after a change in control of the Company, and the Board of Directors determines that the payment of such amount would have a materially adverse effect on the financial condition of the Company, the Company may elect to pay such amount to Mr. Grossman in thirty-six equal consecutive monthly installments payable on the first day of each month commencing within thirty days after such termination. The Company shall continue Mr. Grossman's health, disability and life insurance benefits and car allowance for thirty-six months after such termination. A change in control of the Company or constructive demotion of Mr. Grossman by the Company may constitute a termination under the Amended Agreement. The January 26, 2001 amendment to the Amended Agreement also address tax considerations regarding such payments under Section 280G of the Internal Revenue Code.

     On December 1, 1997, the Company entered into a Change of Control Agreement with Mr. Ziegler which was later amended on November 19, 1998. On November 15, 2000, the Company further amended the Change of Control Agreement to provide that upon a change of control of the Company which results in a termination or constructive demotion, Mr. Ziegler shall be entitled to a payment equal to thirty-six months' base salary at a rate equal to the highest annualized rate in effect during the six consecutive month period immediately prior to the change of control. The agreement also provides that Mr. Ziegler shall be given the right to assume the life, disability, health, hospitalization, surgical and other major medical insurance provided to him by the Company for such thirty-six month period following a change of control and that the Company shall pay all premiums to maintain such coverage thereof, unless prohibited by the insurer or by law, in which case the Company shall provide the economic equivalent thereof. On January 26, 2001, the Company and Mr. Ziegler further amended the Change of Control Agreement to address tax considerations regarding such payments under
Section 280G of the Internal Revenue Code.

     On May 30, 2001, the Company entered into a Change of Control Agreement with Mr. Chilson which provides that upon a change of control of the Company, which results in a termination or constructive demotion, Mr. Chilson shall be entitled to a payment equal to twenty-four months' base salary at a rate equal to the highest annualized rate in effect during the six consecutive month period immediately prior to such change of control. The agreement also provides that Mr. Chilson shall be given the right to assume the life, disability, health, hospitalization, surgical and other major medical insurance provided to him by the Company for such twenty-four month period following a change of control and that the Company shall pay all premiums to maintain such coverage thereof, unless prohibited by the insurer or by law, in which case the Company shall provide the economic equivalent thereof. In addition, the Change of Control Agreement addresses tax considerations regarding such payments under Section 280G of the Internal Revenue Code.

     On December 1, 1997, the Company entered into a Change of Control Agreement with Mr. DuPont which, as amended on November 19, 1998, provides that upon a change of control of the Company, which results in a termination or constructive demotion, Mr. DuPont shall be entitled to a payment equal to twenty-four months' base salary at a rate equal to the highest annualized rate in effect during the six consecutive month period immediately prior to such change of control. The agreement also provides that Mr. DuPont shall be given the right to assume the life, disability, health, hospitalization, surgical and other major medical insurance provided to him by the Company for such twenty-four month period following a change of control and that the Company shall pay all premiums to maintain such coverage thereof, unless prohibited by the insurer or by law, in which case the Company shall provide the economic equivalent thereof. On January 26, 2001, the Company and Mr. DuPont further amended the Change of Control Agreement to address tax considerations regarding such payments under Section 280G of the Internal Revenue Code.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information concerning beneficial ownership of the Company's Common Stock as of September 28, 2001, by each director and each nominee for director individually, each Named Executive Officer, and all eight directors and Named Executive Officers as a group. Each non-employee director and each Named Executive Officer of the Company has been granted options to purchase Common Stock.

                                                              Amount and Nature of                   Percent
  Title of Class           Name of Beneficial Owner+          Beneficial Ownership                   of Class
  --------------           ------------------------           --------------------                   --------
Common Stock                    Robert Grossman                    676,814/1/                          8.99%

Common Stock                    Michael J. Blake                   436,099/2/                          6.14%

Common Stock                    Scott F. Ziegler                   198,500/3/                          2.74%

Common Stock                    Phillip A. DuPont                  165,000/4/                          2.30%

Common Stock                 Robert J. Smallacombe                  78,333/5/                          1.10%

Common Stock                    Alfred P. Smith                     71,499/6/                          1.01%

Common Stock                     Dean H. Wise                       58,333/7/                             *

Common Stock                  Kimberly A. Madigan                   34,333/8/                             *

Common Stock                  Michael T. Chilson                    25,000/9/                             *

Common Stock               All directors and officers            1,743,911/10/                        21.90%
                            as a group, (9 persons)

___________________

+ The address for all directors and executive officers is c/o Emons Transportation Group, Inc., 96 South George Street, York, Pennsylvania 17401-1436.

* Percentage of shares beneficially owned does not exceed one percent of Common Stock outstanding.

/1/ Includes (i) 1,000 shares owned by Mr. Grossman's wife, as to which Mr. Grossman disclaims beneficial ownership; and (ii) options to purchase 50,000 shares of Common Stock at a price of $.906 per share, 300,000 shares of Common Stock at a price of $1.0625 per share, 50,000 shares of Common Stock at a price of $3.25 per share and 50,000 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable.

/2/ Includes options to purchase 15,000 shares of Common Stock at a price of $3.2188 per share, 6,666 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable. Does not include unvested options to purchase 3,334 shares of Common Stock at a price of $2.50 per share and 6,667 shares of Common Stock at a price of $2.015 per share.

/3/ Includes options to purchase 25,000 shares of Common Stock at a price of $.8125 per share, 25,000 shares of Common Stock at a price of $1.0625 per share, 50,000 shares of Common Stock at a price of $3.25 per share, 15,000 shares of Common Stock at a price of $2.875 per share, 25,000 shares of Common Stock at a price of $2.50 per share and 20,000 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable.

/4/ Includes (i) 6,000 shares of Restricted Common Stock which have not vested as of September 28, 2001 and are subject to risk of forfeiture; and (ii) options to purchase 5,000 shares of Common Stock at a price of $2.5625 per share, 15,000 shares of Common Stock at a price of $1.875 per share, 15,000 shares of Common Stock at a price of

$3.1563 per share, 15,000 shares of Common Stock at a price of $3.9063 per share, 15,000 shares of Common Stock at a price of $2.875 per share, 25,000 shares of Common Stock at a price of $2.50 per share and 20,000 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable.

/5/ Includes options to purchase 10,000 shares of Common Stock at a price of $.906 per share, 15,000 shares of Common Stock at a price of $1.0625 per share, 15,000 shares of Common Stock at a price of $2.2813 per share, 5,000 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable. Does not include unvested options to purchase 2,500 shares of Common Stock at a price of $2.50 per share and 6,667 shares of Common Stock at a price of $2.015 per share.

/6/ Includes options to purchase 15,000 shares of Common Stock at a price of $3.2188 per share, 6,666 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable. Does not include unvested options to purchase 3,334 shares of Common Stock at a price of $2.50 per share and 6,667 shares of Common Stock at a price of $2.015 per share.

/7/ Includes options to purchase 15,000 shares of Common Stock at a price of $1.6875 per share, 10,000 shares of Common Stock at a price of $3.25 per share, 5,000 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable. Does not include unvested options to purchase 2,500 shares of Common Stock at a price of $2.50 per share and 6,667 shares of Common Stock at a price of $2.015 per share.

/8/ Includes options to purchase 15,000 shares of Common Stock at a price of $2.4375 per share, 10,000 shares of Common Stock at a price of $1.375 per share, 5,000 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable. Does not include unvested options to purchase 2,500 shares of Common Stock at a price of $2.50 per share and 6,667 shares of Common Stock at a price of $2.015 per share.

/9/ Includes 20,000 shares of Restricted Common Stock which have not vested as of September 28, 2001 and are subject to risk of forfeiture. Does not include unvested options to purchase 35,000 shares of Common Stock at a price of $1.925 per share.

/10/ See notes 1 through 9 above.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market, the exchange on which the Company's Common Stock is listed for trading. Executive officers, directors and greater than ten-percent shareholders (collectively, "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms provided to the Company, and written representations by the Reporting Persons, the Company believes that, for the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

Certain Relationships and Related Transactions

         In February 2001, the Company entered into a short-term lease agreement for the lease of eight locomotives from a leasing company, of which Alfred P. Smith, a director of the Company, is a vice president. The original lease term, which commenced in March 2001, was for 120 days at a rate of $255 per day per locomotive. In June 2001, the Company extended the lease term for an additional 60 days and provided for the continuation of this lease on a month-to-month basis thereafter.

         In September 2001, the Company entered into a five year lease agreement for the lease of nine locomotives from the same leasing company at rates ranging from $120 to $134 per day per locomotive. The lease agreement also includes an option to purchase the locomotives at the end of the lease term. The Company will continue to lease the eight locomotives referred to above at a reduced rate of $200 per day until the locomotives under the five year lease are delivered, which is scheduled to take place prior to the end of calendar 2001.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the change in the Company's cumulative total return on its Common Stock with (a) the change in the cumulative total return on the stocks included in the Nasdaq Total Return Index (US) and (b) the change in the cumulative total return on the stocks included in the Nasdaq Trucking and Transportation Stocks Index, assuming an initial investment of $100 June 30, 1996. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during this period. The Common Stock price performance shown below should not be viewed as being indicative of future performance.

                        Emons Transportation Group, Inc.
                      Comparison of Cumlative Total Return

                                    [GRAPHIC]

                                                   June 28,    June 30,    June 30,   June 30,   June 30,  June 29,
                                                    1996         1997       1998        1999       2000      2001
 Emons Transportation Group, Inc.                   100.0       112.5       156.3      125.0       75.0       82.5

 Nasdaq Composite Total Return Index (US)           100.0       121.6       160.1      230.2      340.4      184.5

 Nasdaq Trucking & Transportation Stocks            100.0       114.7       139.2      142.2      108.4      121.6

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

         The following table sets forth certain information regarding ownership of the Company's equity securities as of September 28, 2001 by each person who is known to the Company to own beneficially more than 5% of its voting securities:


                                                        Amount and Nature
                      Name and Address of                 of Beneficial       Percent
Title of Class         Beneficial Owner                     Ownership         of Class
--------------        -------------------               -----------------     --------
Common Stock          The Bank of New York                   1,924,902/1/      27.19%
                      101 Barclay Street
                      New York, New York 10286

Common Stock          Robert Grossman                          676,814          8.99%
                      96 South George Street
                      York, Pennsylvania 17401-1436

Common Stock          Chase Manhattan Bank                     554,868          7.84%
                      One Chase Manhattan Plaza
                      10th Floor
                      New York, New York  10051

Common Stock          Michael J. Blake                         436,099          6.14%
                      96 South George Street
                      York, Pennsylvania 17401-1436

Common Stock          Wachovia Corporation                     392,710          5.55%
                      123 Broad Street
                      Philadelphia, PA  19109


______________

/1/ The shares owned of record by The Bank of New York are owned by it in its capacity as Escrow Agent acting for and on behalf of certain holders of claims and interests in Industries, which shares are periodically distributed pro rata to holders of certain allowed claims under the Industries Reorganization Plan. The Escrow Agent, as record owner of those shares, has the power to vote those shares and has expressed its intention to vote such shares, in person or by proxy, proportionally in accordance with the votes cast on each matter by the other holders of the outstanding Common Stock. The number of shares of Common Stock to be distributed to any one holder of claims depends upon the resolution of certain contingent liabilities of Industries. It is not possible to determine at this time either the manner in which those contingent liabilities will be resolved or the resulting disposition of the shares of Common Stock currently held by the Escrow Agent.

The Company knows of no individual holder, other than the Escrow Agent, Robert Grossman, Chase Manhattan Bank, Michael J. Blake and Wachovia Corporation who beneficially owns more than 5% of the Common Stock.

                          REPORT OF THE AUDIT COMMITTEE

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended June 30, 2001, which include the consolidated balance sheets of the Company as of June 30, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended June 30, 2001, and the related notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended June 30, 2001.

         The Audit Committee has discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee has received written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, which relates to the accountant's independence from the Company and its related entities, and has discussed with Arthur Andersen LLP its independence from the Company.

         Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2001.

                            SUBMITTED BY THE AUDIT COMMITTEE OF
                            THE BOARD OF DIRECTORS

                            Kimberly A. Madigan, Chairman
                            Robert J. Smallacombe
                            Dean H. Wise

         Audit Committee Charter.   The charter of the Audit Committee is
included as Appendix A to this Proxy Statement.

         Audit Fee. The aggregate fees billed for professional services rendered for the audit of the Company's consolidated financial statements for the fiscal year ending June 30, 2001 were $84,800.

         Financial Information Systems Design and Implementation Fees. There were no fees billed for the professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR 210.2-01(c)(4)(ii)) rendered by Arthur Andersen LLP for the fiscal year ended June 30, 2001.

         All Other Fees. All other fees paid to Arthur Andersen LLP for the fiscal year ending June 30, 2001, aggregated $68,737, consisting of tax preparation and tax advisory fees.

         The Audit Committee has concluded that the provision of services covered in the sections captioned "Financial Information Systems Design and Implementation Fees" and "All Other Fees" are compatible with maintaining Arthur Andersen LLP's independence.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has selected the firm of Arthur Andersen LLP as its independent public accountants to audit the books and accounts of the Company for fiscal year 2002.

         Although the appointment of independent public accountants is not required to be ratified by the Stockholders, the Board of Directors believes that the Stockholders should participate in the selection of the independent public accountants through the ratification process. If such ratification is not obtained, the Board will consider the appointment of other independent public accountants for the following year.

         A representative of Arthur Andersen LLP is expected to be present at the Meeting and to have the opportunity to make a statement and to be available to respond to appropriate questions from Stockholders.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of Arthur Andersen LLP.

                    PROPOSALS AND NOMINATIONS BY STOCKHOLDERS

         Proposals of Stockholders intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company for inclusion in the Company's Proxy Statement and form(s) of proxy relating to such Meeting no later than June 11, 2002. Proposals received by the Company after June 11, 2002 will be considered untimely. In order to curtail controversy as to the date on which a proposal was received by the Company, proponents should submit their proposals by Certified Mail-Return Receipt Requested. Timely receipt of a Stockholder's proposal, however, will satisfy only one of various requirements for inclusion in the Company's proxy materials.

                             DISCRETIONARY AUTHORITY

         Management is not aware at this time of any other matters to be presented for action at the Meeting other than those described in this Proxy Statement. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

                                  OTHER MATTERS

         On written request, the Company will promptly provide without charge to each record or beneficial holder of the Company's Common Stock as of the Record Date, a copy of the Company's Annual Report on Form 10-K for the year ended June 30, 2001, as filed with the Securities and Exchange Commission. Requests should be addressed to Investor Relations, Emons Transportation Group, Inc., 96 South George Street, York, Pennsylvania 17401-1436.

                                             By Order of the Board of Directors,


                                             ___________________________________
                                             Scott F. Ziegler
                                             Secretary

York, Pennsylvania
October 15, 2001

                                   APPENDIX A
                        EMONS TRANSPORTATION GROUP, INC.
                             AUDIT COMMITTEE CHARTER
                             -----------------------


                                  Organization
                                  ------------

         The Board of Directors (the "Board") of Emons Transportation Group, Inc. (the "Company") shall establish an Audit Committee of the Board of Directors composed of at least three members, each of whom shall be independent, as defined below, and each of whom shall be financially literate, as defined below. The Audit Committee shall elect a chairperson from its own membership.

         Independence

         Individuals shall be precluded from Audit Committee membership if they are:

     1. currently employed by the Company, an affiliate of the Company, a current parent or predecessor Company, or were so employed in the past three years,

     2. currently, or have been within the past three years, a member of the immediate family of a current executive officer of the Company or an affiliate,

     3. an executive of another business organization where any of the Company's executives serve on the organization's compensation committee,

     4. a partner, controlling shareholder, or executive officer of a business organization that has a business relationship with the Company, or

     5. an individual who has a direct business relationship with the Company.

The Board may appoint one director to the Audit Committee who is not independent, and is not a current employee or an immediate family member of a current executive officer of the Company or an affiliate, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

         Financial Literacy

         In order to be considered financially literate, an individual must be able to read and understand financial statements, including a company's balance sheet, income statement, and statement of cash flows, or become so able within a reasonable period after joining the Audit Committee.

         At least one member of the Audit Committee shall have prior employment experience in finance or accounting, requisite professional certification in accounting or comparable experience, or a background that results in the individual's financial sophistication, including being or having been a Chief Executive Officer, Chief Financial Officer, or other senior officer with financial oversight responsibilities.

                               Statement of Policy
                               -------------------

         The Audit Committee shall assist the Board in fulfilling its responsibility to the shareholders of the Company relating to its accounting and reporting practices, and in monitoring the quality and integrity of its financial reporting. The Audit Committee shall endeavor to maintain free and open communication between the Board, the Company's independent auditors, and the Company's financial management. The Company's independent auditors shall ultimately be accountable to the Board and the Audit Committee. The Audit Committee shall review and reassess the adequacy of the Charter annually. The Board shall approve this charter initially and as amended.

                     Responsibilities of the Audit Committee
                     ---------------------------------------

         The Audit Committee's policies and procedures should remain flexible in order to best react to changing conditions and to help ensure that the Company's accounting and reporting practices comply with all requirements and are of the highest quality.

     In carrying out its responsibilities, the Audit Committee shall:

     Meetings and Reporting

     1. Meet at least twice a year, or more often if circumstances so require.

     2. Submit the minutes of all meetings to the Board, and report Audit Committee actions to the Board with such recommendations as the Audit Committee may deem appropriate.

     3. Amend this Charter as conditions warrant, and submit such amendments to the Board for approval.

     Independent Auditors

     4. Review and recommend to the Board the independent auditors to be selected to audit the Company's financial statements.

     5. Review independent auditors' annual engagement letter and approve audit fees.

     6. Ensure that the independent auditors submit a formal written statement each year regarding relationships and services which may affect objectivity and independence. The Audit Committee will be responsible for discussing any relevant matters with the independent auditors and recommending that the Board take appropriate action to ensure the independence of the independent auditors.

     7. Evaluate the performance of the independent auditors, as necessary, and replace the independent auditors, if appropriate. The Audit Committee has the authority and responsibility to select, evaluate and replace the independent auditor.

     Financial Reporting

     8. Meet with the independent auditors and management to review the scope of the audit proposed for the current year and the audit procedures to be utilized.

     9. At the conclusion of the audit, review the following with the independent auditors and management:

              a. The Company's annual financial statements and related footnotes.

              b. The independent auditors' audit of the financial statements and their report thereon.

              c. Any significant changes required in the independent auditors' audit plan.

              d. Any serious difficulties encountered during the course of the audit including disputes with management, restrictions on the scope of activities or restrictions on access to information.

              e. Significant findings during the year, including the status of previous audit recommendations.

              f. Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under Generally Accepted Accounting Principles.

     10. Review the financial statements included in the Company's annual report with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements. The Audit Committee shall hold discussions with management and the independent auditors regarding the quality, not just the acceptability, of the Company's accounting principles, and the appropriateness of any changes in accounting principles.

     11. Prepare a report annually for inclusion in the proxy statement related to the Audit Committee's recommendation to the Board that the financial statements shall be included in the Company's Annual Report on Form 10-K.

     12. Ensure that the proxy statement includes disclosure that the Audit Committee is governed by a Charter, and that the Charter is included in the proxy statement at least once every three years.

     13. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

     Internal Controls and Finance Personnel

     14. Review the adequacy of the accounting and financial systems and controls with the independent auditors and management, and elicit any recommendations for improvement. Particular emphasis should be given to the adequacy of such internal controls to expose any activity that might be unethical or otherwise improper.

     15. Provide sufficient opportunity at each meeting to meet with the independent auditors without management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel, and their cooperation with the independent auditors.

     16. Investigate any matter brought to its attention within the scope of its duties, including the retention of professional advice for this purpose if, in its judgment, it determines that such advice is appropriate.

                        EMONS TRANSPORTATION GROUP, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
             BOARD OF DIRECTORS OF EMONS TRANSPORTATION GROUP, INC.

     The undersigned hereby appoints Robert Grossman and Scott F. Ziegler, or either of them, with power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of EMONS TRANSPORTATION GROUP, INC., to be held on November 15, 2001, or at any adjournment thereof, to vote all shares of Common Stock, and shares of Common Stock represented by the Company's Convertible Preferred Stock not yet delivered to the Company for exchange, as designated on the reverse side of this proxy card and upon such other business that may properly come before the meeting.

          (The Proxy continues and must be signed on the reverse side.)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                        EMONS TRANSPORTATION GROUP, INC.

                                November 15, 2001

                Please Detach and Mail in the Envelope Provided.

  A [X] Please mark your
        votes as in this
        example.

               FOR all nominees
               listed at right
              (except as marked   WITHHELD     The Board of Directors recommends a vote "FOR" items 1 and 2.
               to the contrary   as to all
                    below)        nominees                                                                       FOR AGAINST ABSTAIN
  1. Election        [_]            [_]   Nominees: Michael J. Blake     2. Ratification of appointment of Arthur [_]   [_]    [_]
     of                                             Robert Grossman         Andersen LLP as independent public
     Directors                                      Kimberly A. Madigan     accountants for the fiscal year ending
                                                    Robert J. Smallacombe   June 30, 2002.
                                                    Alfred P. Smith
  (Instructions: To withhold authority to vote      Dean H. Wise         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL
  for any individual nominee, strike a line         Scott F. Ziegler     BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S
  through the nominee's name in the list at                              SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH
  right.)                                                                SPECIFICATION, THE PROXY WILL BE VOTED "FOR" THE ELECTION
                                                                         OF THE SEVEN NOMINEES FOR DIRECTOR NAMED HEREIN; AND "FOR"
                                                                         RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS
                                                                         INDEPENDENT PUBLIC ACCOUNTANTS.

                                                                         PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE
                                                                         ENCLOSED ENVELOPE.







Signature _________________________________ Signature (if held jointly) _____________________________ Date: ________ 2001


NOTE: Please sign exactly as your name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.